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                                                                    Exhibit 10.3
                                                                    ------------

                      AMENDMENT TWO TO THE FIRST AMENDED
                    UNIGRAPHICS SOLUTIONS INC. 401(K) PLAN

     WHEREAS, Unigraphics Solutions Inc. ("Company") previously adopted the Unigraphics Solutions Inc. 401(k) Plan ("Plan"); and

     WHEREAS, the Company reserved the right to amend the Plan in Section 16.1 thereof; and

     WHEREAS, effective as of December 31, 1999, the Company desires to amend the Plan to reflect the definition of compensation to be used to determine the 1999 plan year additional employer contribution;

     NOW, THEREFORE, effective December 31, 1999, Section 4.5.2 is amended by adding the following sentence to the end thereof:

          "For purposes of this Section 4.5.2, a Participant's Compensation shall include his or her salary reduction contributions contributed to the Plan under Sections 4.1 and 4.2 for the period January 1, 2000 through February 15, 2000."